Exhibit 32.2

CERTIFICATION

I, Janine K. Seebeck, Senior Vice President, Chief Financial Officer and Treasurer of Agilysys, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2014 (the “Report”) fully complies (1) with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 6, 2014

By:	/s/ Janine K. Seebeck
Janine K. Seebeck
Senior Vice President, Chief Financial Officer,
and Treasurer